Accounts payable	12 Months Ended
Dec. 31, 2024
Disclosure Of Accounts Payables [Abstract]
Accounts payable
16.
Accounts payables

Accounts payables consist of the following:

	As of
	December 31, 2024	December 31, 2023
	(Euros in thousands)
Trade payables	10,112	7,666
Accrued liabilities	10,581	17,540
Total	20,693	25,206

Accounts payables are non-interest-bearing and are due within one year. The carrying amounts of accounts payables represent fair values due to their short-term nature. The decrease is mainly driven by the decrease in business activities and include accounts payables for property, plant and equipment.